Exhibit 99.1

Raser Technologies, Inc. Joins Senator Hatch to Announce CLEAR ACT for Advanced Car Technologies

WASHINGTON—(BUSINESS WIRE)—April 29, 2005—Raser Technologies Inc. (OTCBB:RSTG—News; “Raser” or the “Company”), a technology licensing company that develops and licenses advanced electric motor, controller and related technologies, joined with Senator Orrin Hatch in a press conference in Washington, D.C. yesterday to add its support to the announcement of the CLEAR ACT of 2006.

The CLEAR ACT (Clean Efficient Vehicles Resulting from Advanced Car Technologies) is bi-partisan legislation that provides tax incentives to consumers who purchase alternative-fuel and hybrid-electric vehicles, tax incentives at the pump for the purchase of alternative transportation fuels, and tax incentives for the purchase and installation of alternative fueling equipment.

Senator Hatch commented on Raser’s role in advancing hybrid electric vehicles. “Raser has made an important breakthrough in AC induction motors, which represents a major step forward in the development of hybrid and fuel cell vehicles. As the author of the CLEAR ACT, the package of tax incentives for alternative fuel vehicles, I have had the goal of lowering the market barriers to the mass production of the best available automotive technologies. I believe that Raser’s technology breakthrough will play an important role in achieving this goal.”

David West, Vice President of Marketing for Raser, joined Senator Hatch on the stand and spoke briefly to add Raser’s support for the CLEAR ACT along with major auto manufacturers. “Raser has developed a drive system for each stage in the electric drive evolution, from hybrid to fuel cell. Americans want clean and fuel efficient cars, but we require the high performance we are accustomed to consistent with our various needs and lifestyles. The CLEAR ACT provides Americans with the economic stimulus to embrace these benefits in the near term.”

About Raser Technologies

Formed in 2003, Raser Technologies believes that its pending patents and proprietary intellectual property cover breakthrough technologies. Raser’s Symetron(TM) technologies more efficiently harness’s electrical energy in electric motors, controllers, alternator and generator technologies. Application of Symetron(TM) generally requires minor changes to existing products, but yields significant increases in power, performance and efficiency without the use of exotic materials. Further information on Raser Technologies, Inc. may be found at: www.rasertech.com.

Cautionary Note Regarding Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, but not limited to, statements regarding the following: the ability of the Company to continue to secure government funding; the Company’s beliefs about the performance capabilities of its technology; the Company’s ability to license the technology to auto manufacturers; and the suitability of the Company’s technology for vehicle applications. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ, including, without limitation, our limited operating history and history of losses, our inability to raise capital on terms acceptable to us, our inability to achieve commercial acceptance of our technology, our inability to compete effectively in the marketplace, our inability to improve or implement effective systems, procedures and controls, the strength of our patent and pending patents and other intellectual property and those of our competitors, our inability to protect our intellectual property, our inability to attract, train and retain key personnel, and such other risks as identified in our annual report on Form 10-KSB for the year ended 2004, as filed with the Securities and Exchange Commission, and all subsequent filings, which contain and identify important factors that could cause the actual results to differ materially from those contained in our projections or forward-looking statements. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we undertake no obligation to update forward-looking statements to reflect events or circumstances occurring after the date of this press release.

Contact:

Raser Technologies, Inc.

William Dwyer, 801-765-1200 (Investors)

investorrelations@rasertech.com

or

ISD, Inc.

Jody Janson, 585-232-5440

jody@istockdaily.com

www.istockdaily.com